SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

DWS Core Equity Fund

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The following information replaces DWS Core Equity Fund’s “Dollar Range of Beneficial Ownership” information contained in the “Part I: Appendix I-A – Board Member Share Ownership and Control” of the Fund’s Statement of Additional Information.

Board Member	DWS Core Equity Fund
Independent Board Member:
John W. Ballantine	None
Henry P. Becton, Jr.	None
Dawn-Marie Driscoll	$10,001-$50,000
Keith R. Fox	None
Paul K. Freeman	None
Kenneth C. Froewiss	None
Richard J. Herring	None
William McClayton	None
Rebecca W. Rimel	None
William N. Searcy, Jr.	None
Jean Gleason Stromberg	None
Robert Wadsworth	None

Please Retain This Supplement for Future Reference

February 16, 2012